UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024 (April 18, 2024)

Kingfish Holding Corporation
(Exact name of registrant as specified in charter)

Delaware	000-52375	20-4838580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 62nd Street Circle East, Bradenton, Florida	34208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 487-3653

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Kingfish Holding Corporation, a Delaware corporation (the “Company”), filed on April 24, 2024 (the “Original Report”), in which the Company reported, among other events, the completion of the Merger (as defined in the Original Report).

This Amendment No. 1 is being filed in order to include (a) the unaudited condensed financial statements of Renovo Resource Solutions, Inc. (“Renovo”) as of and for the three months ended March 31, 2024 and the related notes, (b) the Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Renovo for the three months ended March 31, 2024, and (c) the unaudited pro forma condensed combined financial information of the Company as of and for the six months ended March 31, 2024.

For information regarding the Company’s financial statements and related notes, please see the Company’s Quarterly Report on Form 10-Q filed on the same date hereof, which should be read in conjunction with this Amendment No. 1.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or discussion of any developments of the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired

The unaudited financial statements of Renovo as of March 31, 2024 and for the three months ended March 31, 2024 and 2023, and the accompanying notes, are included in this Amendment No. 1 as Exhibit 99.4 and incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Renovo as of and for the three month period ending March 31, 2024 is included in this Amendment No. 1 as Exhibit 99.5 and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company (inclusive of Renovo) as of and for the 6 month period ended March 31, 2024 is included in this Amendment No. 1 as Exhibit 99.6 and is incorporated herein by reference.

(d) Exhibits

99.4*	The unaudited financial statements of Renovo as of and for the three months ended March 31, 2024 and March 31, 2023

99.5*	Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Renovo as of and for the three month period ending March 31, 2024

99.6*	The unaudited pro forma condensed combined financial information of the Company as of and for the 6-month period ended March 31, 2024

104*	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

*Filed Herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGFISH HOLDING CORPORATION

Date: May 13, 2024	/s/ Ted Sparling
Ted Sparling
President and Chief Executive Officer

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